UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-10071

Oppenheimer Discovery Mid Cap Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 4/29/2016

Item 1. Reports to Stockholders.

Semiannual Report 4/30/2016

OppenheimerFunds®

The Right Way
to Invest

Oppenheimer Discovery Mid Cap Growth Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/29/16*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell Midcap Growth Index
6-Month	-3.37%	-8.92%	-1.54%

1-Year	-2.60	-8.20	-4.13

5-Year	8.04	6.76	9.20

10-Year	6.40	5.77	7.38

Performance data quoted represents past performance, which does not guarantee future results.   The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*April 29, 2016, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through April 30, 2016.

2        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of -3.37% during the reporting period, underperforming the Russell Midcap Growth Index’s (the “Index”) return of -1.54% and the Morningstar Mid-Cap Growth Funds Category return of -3.04%. The Fund’s underperformance relative to the Index was largely the result of weaker relative stock selection in the financials, consumer staples and energy sectors. The Fund outperformed the Index within materials, health care and industrials, due to stock selection.

The Fund’s Class A shares (without sales charge) ranked in the 20th (144 out of 720 funds), 35th (198 out of 573 funds), and 38th (164 out of 426 funds) Morningstar Mid-Cap Growth Funds Category percentiles for the 1-, 5- and 10-year periods ended April 30, 2016, respectively.

MARKET OVERVIEW

The six-month reporting period ended was a tumultuous time for global equity markets. The closing months of 2015 were marked by uncertainty over when, or if, the Federal Reserve (the “Fed”) would raise interest rates, which it eventually did in mid- December. In addition, plummeting energy prices, decelerating emerging market growth and sluggish developed market growth all contributed to an environment where investor sentiment swung back and forth like a pendulum. Volatility continued in the first four months of 2016. Adding to concerns over China’s slowing economy and falling crude oil prices were concerns of slowing global and domestic economic growth. However, sentiment improved in March as the Fed began to hint at lowering the trajectory of rate rises. Oil prices stabilized. Commodities, which have been declining from their super cycle peak for some time, rallied.

FUND REVIEW

During the reporting period, top contributors to performance included Edwards Lifesciences Corp., Ulta Salon, Cosmetics & Fragrance, Inc. and Constellation Brands, Inc. Edwards Lifesciences, an innovator in heart valve replacement surgery, reported positive data on their next-generation heart valve which will allow it to be used in more patients. They also continued to report strong financial results that were well ahead of expectations. Ulta Salon, Cosmetics & Fragrance is a beauty retailer that reported strong earnings and guidance in March 2016. The company also announced an accelerated $200 million

3        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

share buyback program. Constellation Brands is a leading international producer and marketer of beer, wine and spirits. Shares of Constellation Brands rallied due partly to a better than expected full-year earnings outlook for 2016.

Detractors from performance during the reporting period included ServiceNow, Inc. and Incyte Corp. ServiceNow, Inc., a SaaS (software as a service) provider of services to automate and manage IT services for enterprises, traded down sharply on disappointing fourth quarter billings results and a slightly lower than expected fiscal year 2016 outlook. Incyte, a biopharma company focused on small molecule oncology and inflammatory treatments, reported disappointing clinical data from its trial in pancreatic cancer during the reporting period, and is no longer working on this indication. We exited our positions in both stocks.

STRATEGY & OUTLOOK

Our long-term investment process remains the same. We seek dynamic companies with above average and sustainable revenue and earnings growth that we believe are positioned to outperform. This includes leading firms in structurally attractive industries with committed management teams that have proven records of performance.

The macroeconomic environment is characterized by anemic economic expansion, weak corporate profit trends and very low interest rates. Widespread efforts by monetary and fiscal authorities to stimulate improved economic performance are producing limited results thus far. We believe that companies generating superior growth profiles will outperform over time, especially after their recent stretch of underperformance.

At the end of the period, the Fund was overweight consumer discretionary, consumer staples and energy relative to the Index. The Fund was slightly underweight financials and materials.

CELEBRATING THE TENTH ANNIVERSARY OF RON ZIBELLI AND THE SMALL- & MID-CAP GROWTH TEAM

We are proud to announce that May 30, 2016, marks the 10-year anniversary of Ron Zibelli at OppenheimerFunds. Ron leads OppenheimerFunds’ Small- & Mid-Cap Growth team, which has been together since joining the firm 10 years ago. Ron Zibelli and his team have managed Oppenheimer Discovery Fund (which is currently closed to new investors) since that time and this Fund since 2007. In addition to Ron, the team includes Ash Shah, Justin Livengood, Mary

4        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Dugan Sheridan and Ryan Dolan. The level of continuity they’ve displayed is very rare in the investments industry, and underscores the success the team has been able to generate during this time. The team’s investment approach has been consistent throughout their tenure, focusing on investing in high-quality, high growth companies. By seeking to build a portfolio of these premier growth companies and using a finely honed sell discipline to limit downside risk, the team has been able to achieve strong results for our investors.

Ronald J. Zibelli, Jr., CFA Portfolio Manager	Justin Livengood, CFA Portfolio Manager

5        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Top Holdings and Allocations*

TOP TEN COMMON STOCK HOLDINGS
Acuity Brands, Inc.	2.4%

Ulta Salon, Cosmetics & Fragrance, Inc.	2.4

Constellation Brands, Inc., Cl. A	2.3

O’Reilly Automotive, Inc.	2.3

Equifax, Inc.	2.1

Edwards Lifesciences Corp.	1.9

CoStar Group, Inc.	1.8

Equinix, Inc.	1.8

Ross Stores, Inc.	1.8

First Republic Bank	1.8

Portfolio holdings and allocations are subject to change. Percentages are as of April 29, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES
Specialty Retail	9.3%

Software	8.1

Health Care Equipment & Supplies	6.1

Hotels, Restaurants & Leisure	5.9

IT Services	5.3

Machinery	4.7

Health Care Providers & Services	4.6

Building Products	4.5

Beverages	3.7

Real Estate Investment Trusts (REITs)	3.2

Portfolio holdings and allocations are subject to change. Percentages are as of April 29, 2016, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of April 29, 2016, and are based on the total market value of common stocks.

*April 29, 2016 represents the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to the Financial Statements.

6        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/29/16

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OEGAX)	11/1/00	-3.37%	-2.60%	8.04%	6.40%
Class B (OEGBX)	11/1/00	-3.68	-3.30	7.18	5.90
Class C (OEGCX)	11/1/00	-3.72	-3.34	7.21	5.59
Class I (OEGIX)	2/28/13	-3.15	-2.20	11.47*	N/A
Class R (OEGNX)	3/1/01	-3.49	-2.86	7.74	6.12
Class Y (OEGYX)	11/1/00	-3.22	-2.37	8.42	6.91
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/29/16
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OEGAX)	11/1/00	-8.92%	-8.20%	6.76%	5.77%
Class B (OEGBX)	11/1/00	-8.27	-7.90	6.87	5.90
Class C (OEGCX)	11/1/00	-4.64	-4.26	7.21	5.59
Class I (OEGIX)	2/28/13	-3.15	-2.20	11.47*	N/A
Class R (OEGNX)	3/1/01	-3.49	-2.86	7.74	6.12
Class Y (OEGYX)	11/1/00	-3.22	-2.37	8.42	6.91

* Show performance since inception.

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap companies with higher price- to-book ratios and higher forecasted growth values. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not

7        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Morningstar Mid-Cap Growth Funds Category Average is the average return of the mutual funds within the investment category as defined by Morningstar. Returns include the reinvestment of distributions but do not consider sales charges. The Morningstar Mid-Cap Growth Funds Category Average performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

Morningstar ranking is for Class A shares and ranking may include more than one share class of funds in the category, including other share classes of this Fund. Ranking is based on total return as of 4/30/16, without considering sales charges. Different share classes may have different expenses and performance characteristics. Fund rankings are subject to change monthly. The Fund’s total-return percentile rank is relative to all funds that are in the Mid-Cap Growth Funds category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 29, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 29, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Actual	Beginning Account Value November 1, 2015	Ending Account Value April 29, 2016	Expenses Paid During 6 Months Ended April 29, 2016

Class A	$1,000.00	$966.30	$6.39

Class B	1,000.00	963.20	10.10

Class C	1,000.00	962.80	10.05

Class I	1,000.00	968.50	4.23

Class R	1,000.00	965.10	7.61

Class Y	1,000.00	967.80	5.17

Hypothetical (5% return before expenses)

Class A	1,000.00	1,018.25	6.56

Class B	1,000.00	1,014.49	10.36

Class C	1,000.00	1,014.54	10.31

Class I	1,000.00	1,020.42	4.36

Class R	1,000.00	1,017.01	7.81

Class Y	1,000.00	1,019.48	5.31

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 29, 2016 are as follows:

Class	Expense Ratios

Class A	1.31%

Class B	2.07

Class C	2.06

Class I	0.87

Class R	1.56

Class Y	1.06

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT OF INVESTMENTS April 29, 2016* Unaudited

	Shares	Value

Common Stocks—96.1%

Consumer Discretionary—21.3%

Diversified Consumer Services—1.0%
Bright Horizons Family Solutions, Inc.[1]	117,580	$7,715,600

Hotels, Restaurants & Leisure—5.9%
Domino’s Pizza, Inc.	112,490	13,597,791

Norwegian Cruise Line Holdings Ltd.[1]	154,240	7,540,794

Panera Bread Co., Cl. A1	36,740	7,880,363

Six Flags Entertainment Corp.	162,870	9,780,343

Vail Resorts, Inc.	59,510	7,714,876

		46,514,167

Household Durables—2.4%
DR Horton, Inc.	174,860	5,256,292

Mohawk Industries, Inc.[1]	52,780	10,167,011

Whirlpool Corp.	20,890	3,637,785

		19,061,088

Leisure Products—1.7%
Hasbro, Inc.	158,360	13,403,590

Multiline Retail—1.0%
Dollar Tree, Inc.[1]	100,460	8,007,667

Specialty Retail—9.3%
AutoZone, Inc.[1]	10,600	8,111,438

O’Reilly Automotive, Inc.[1]	68,450	17,980,446

Ross Stores, Inc.	246,750	14,010,465

Tractor Supply Co.	147,230	13,936,791

Ulta Salon, Cosmetics & Fragrance, Inc.[1]	89,460	18,632,729

		72,671,869

Consumer Staples—5.8%

Beverages—3.7%
Constellation Brands, Inc., Cl. A	117,980	18,411,959

Monster Beverage Corp.[1]	75,510	10,890,052

		29,302,011

Food Products—2.1%
Hormel Foods Corp.	210,330	8,108,222

Tyson Foods, Inc., Cl. A	61,320	4,036,082

	Shares	Value

Food Products (Continued)

WhiteWave Foods Co. (The), Cl. A1	99,210	$3,989,234

		16,133,538

Energy—3.2%

Energy Equipment & Services—0.4%
Core Laboratories NV	22,551	3,014,167

Oil, Gas & Consumable Fuels—2.8%
Concho Resources, Inc.[1]	94,995	11,035,569

Gulfport Energy Corp.[1]	96,469	3,019,480

Parsley Energy, Inc., Cl. A1	336,260	7,875,209

		21,930,258

Financials—9.4%

Capital Markets—1.3%
Affiliated Managers Group, Inc.[1]	34,910	5,945,871

E*TRADE Financial Corp.[1]	163,630	4,120,204

		10,066,075

Commercial Banks—2.5%
First Republic Bank	198,450	13,955,004

Signature Bank[1]	41,780	5,758,537

		19,713,541

Diversified Financial Services—2.4%
MarketAxess Holdings, Inc.	46,940	5,762,354

MSCI, Inc., Cl. A	104,670	7,948,640

Nasdaq, Inc.	85,380	5,268,800

		18,979,794

Real Estate Investment Trusts (REITs)—3.2%
Crown Castle International Corp.	72,170	6,270,130

Equinix, Inc.	42,706	14,107,927

Extra Space Storage, Inc.	58,320	4,954,284

		25,332,341

Health Care—12.9%

Biotechnology—1.0%
BioMarin Pharmaceutical, Inc.[1]	65,330	5,532,145

11        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Biotechnology (Continued)

Vertex
Pharmaceuticals,
Inc.[1]	25,410	$2,143,079

		7,675,224

Health Care Equipment & Supplies—6.1%
Align Technology,
Inc.[1]	92,630	6,686,960

DENTSPLY SIRONA,
Inc.	64,190	3,825,724

DexCom, Inc.[1]	50,120	3,226,726

Edwards
Lifesciences Corp.[1]	140,810	14,955,430

Hologic, Inc.[1]	169,590	5,696,528

Intuitive Surgical,
Inc.[1]	11,480	7,190,613

Teleflex, Inc.	42,630	6,640,901

		48,222,882

Health Care Providers & Services—4.6%
Centene Corp.[1]	162,820	10,088,327

Henry Schein, Inc.[1]	74,400	12,551,280

VCA, Inc.[1]	217,290	13,682,751

		36,322,358

Life Sciences Tools & Services—1.2%
Mettler-Toledo
International, Inc.[1]	5,500	1,968,725

Quintiles
Transnational
Holdings, Inc.[1]	108,600	7,501,002

		9,469,727

Industrials—19.5%

Aerospace & Defense—1.6%
TransDigm Group,
Inc.[1]	55,470	12,639,949

Airlines—0.6%
Alaska Air Group,
Inc.	67,570	4,758,955

Building Products—4.5%
A.O. Smith Corp.	153,990	11,891,108

Lennox
International, Inc.	94,920	12,809,454

Masco Corp.	358,670	11,014,755

		35,715,317

Commercial Services & Supplies—1.8%
Cintas Corp.	66,430	5,964,086

	Shares	Value

Commercial Services & Supplies (Continued)

Waste Connections,
Inc.	124,030	$8,344,738

		14,308,824

Electrical Equipment—2.9%
Acuity Brands, Inc.	78,780	19,213,654

Rockwell
Automation, Inc.	33,850	3,840,960

		23,054,614

Machinery—4.7%
Colfax Corp.[1]	123,390	4,001,538

Graco, Inc.	69,690	5,462,999

IDEX Corp.	47,560	3,895,164

Middleby Corp.
(The)[1]	53,400	5,854,776

Snap-on, Inc.	24,570	3,913,510

WABCO Holdings,
Inc.[1]	71,570	8,027,291

Xylem, Inc.	141,180	5,898,500

		37,053,778

Professional Services—2.1%
Equifax, Inc.	134,620	16,188,055

Trading Companies & Distributors—1.3%
HD Supply Holdings,
Inc.[1]	284,540	9,754,031

Information Technology—18.8%

Communications Equipment—1.6%
Palo Alto Networks,
Inc.[1]	81,540	12,301,940

Internet Software & Services—1.8%
CoStar Group, Inc.[1]	73,080	14,419,415

IT Services—5.3%
Fiserv, Inc.[1]	121,220	11,845,618

FleetCor
Technologies, Inc.[1]	25,850	3,998,478

Genpact Ltd.[1]	212,670	5,931,366

Global Payments,
Inc.	127,010	9,167,582

Vantiv, Inc., Cl. A1	196,870	10,737,290

		41,680,334

Semiconductors & Semiconductor
Equipment—2.0%
Lam Research Corp.	93,790	7,165,556

NVIDIA Corp.	251,410	8,932,597

		16,098,153

12        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

	Shares	Value

Software—8.1%
Activision Blizzard, Inc.	291,850	$10,060,069

Electronic Arts, Inc.[1]	120,710	7,465,914

Guidewire Software, Inc.[1]	79,240	4,514,303

Red Hat, Inc.[1]	133,620	9,803,699

Splunk, Inc.[1]	76,110	3,956,198

SS&C Technologies Holdings, Inc.	103,020	6,299,673

Tyler Technologies, Inc.[1]	43,550	6,376,156

Ultimate Software Group, Inc. (The)[1]	68,670	13,499,835

Workday, Inc., Cl. A1	25,800	1,934,484

		63,910,331

Materials—5.2%

Chemicals—2.4%
Axalta Coating Systems Ltd.[1]	229,670	6,538,705

Sherwin-Williams Co. (The)	42,150	12,110,116

		18,648,821

	Shares	Value

Construction Materials—1.5%
Vulcan Materials Co.	109,680	$11,804,858

Metals & Mining—1.3%
Newmont Mining Corp.	126,040	4,407,619

Steel Dynamics, Inc.	241,470	6,087,459

		10,495,078

Total Common Stocks
(Cost $640,178,435)		756,368,350

Investment Company—3.0%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.48%[2,3] (Cost $23,553,585)	23,553,585	23,553,585

Total Investments, at Value (Cost $663,732,020)	99.1%	779,921,935

Net Other Assets (Liabilities)	0.9	7,092,718

Net Assets	100.0%	$787,014,653

Footnotes to Statement of Investments

*April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 30, 2015[a]	Gross Additions	Gross Reductions	Shares April 29, 2016[a]

Oppenheimer Institutional Money
Market Fund, Cl. E	33,268,671	212,040,552	221,755,638	23,553,585

		Value		Income

Oppenheimer Institutional Money
Market Fund, Cl. E		$23,553,585		$57,173

a.	Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

13        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES April 29, 20161 Unaudited

Assets
Investments, at value—see accompanying statement of investments: Unaffiliated companies (cost $640,178,435)	$756,368,350
Affiliated companies (cost $23,553,585)	23,553,585

779,921,935

Cash	100,207

Receivables and other assets:
Investments sold	21,149,416
Shares of beneficial interest sold	974,716
Dividends	381,761
Other	41,880

Total assets	802,569,915

Liabilities
Payables and other liabilities:
Investments purchased	14,206,659
Shares of beneficial interest redeemed	1,178,587
Distribution and service plan fees	125,074
Trustees’ compensation	23,295
Shareholder communications	6,422
Other	15,225

Total liabilities	15,555,262

Net Assets	$787,014,653

Composition of Net Assets
Par value of shares of beneficial interest	$48,338

Additional paid-in capital	700,224,789

Accumulated net investment loss	(6,766,295)

Accumulated net realized loss on investments	(22,682,094)

Net unrealized appreciation on investments	116,189,915

Net Assets	$787,014,653

1. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

14        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $440,091,236 and 26,761,094 shares of beneficial interest outstanding)	$16.45

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$17.45

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $11,251,921 and 807,887 shares of beneficial interest outstanding)	$13.93

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $120,283,418 and 8,574,053 shares of beneficial interest outstanding)	$14.03

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $30,127,627 and 1,650,339 shares of beneficial interest outstanding)	$18.26

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $35,372,710 and 2,272,840 shares of beneficial interest outstanding)	$15.56

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $149,887,741 and 8,271,602 shares of beneficial interest outstanding)	$18.12

See accompanying Notes to Financial Statements.

15        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT OF OPERATIONS For the Six Months Ended April 29, 20161 Unaudited

Investment Income

Dividends:
Unaffiliated companies	$2,554,826
Affiliated companies	57,173

Interest	353

Total investment income	2,612,352

Expenses

Management fees	3,084,213

Distribution and service plan fees:
Class A	510,138
Class B	58,742
Class C	585,439
Class R	82,620

Transfer and shareholder servicing agent fees:
Class A	463,430
Class B	12,950
Class C	129,021
Class I	3,113
Class R	36,518
Class Y	152,439

Shareholder communications:
Class A	7,758
Class B	723
Class C	2,320
Class I	6
Class R	452
Class Y	1,345

Trustees’ compensation	6,386

Borrowing fees	5,767

Custodian fees and expenses	1,831

Other	31,331

Total expenses	5,176,542
Less waivers and reimbursements of expenses	(15,932)

Net expenses	5,160,610

Net Investment Loss	(2,548,258)

Realized and Unrealized Loss

Net realized loss on unaffiliated companies	(19,215,893)

Net change in unrealized appreciation/depreciation on investments	(5,010,977)

Net Decrease in Net Assets Resulting from Operations	$(26,775,128)

1. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

16        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 29, 2016[1] (Unaudited)	Year Ended October 30, 2015[1]

Operations
Net investment loss	$(2,548,258)	$(4,876,914)

Net realized gain (loss)	(19,215,893)	32,056,000

Net change in unrealized appreciation/depreciation	(5,010,977)	14,406,659

Net increase (decrease) in net assets resulting from operations	(26,775,128)	41,585,745

Dividends and/or Distributions to Shareholders

Distributions from net realized gain:
Class A	(17,326,799)	(29,064,225)
Class B	(608,242)	(1,500,275)
Class C	(5,663,546)	(9,119,585)
Class I	(697,320)	(1,130,297)
Class R	(1,431,012)	(2,800,081)
Class Y	(4,583,395)	(3,714,352)

	(30,310,314)	(47,328,815)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	60,353,889	121,941,751
Class B	(924,116)	(322,374)
Class C	16,044,280	35,121,233
Class I	12,438,386	5,911,597
Class R	2,248,072	9,006,158
Class Y	42,256,694	75,801,781

	132,417,205	247,460,146

Net Assets
Total increase	75,331,763	241,717,076

Beginning of period	711,682,890	469,965,814

End of period (including accumulated net investment loss of $6,766,295 and $4,218,037, respectively)	$787,014,653	$711,682,890

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

17        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 29, 2016 (Unaudited)[1]	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$17.74	$17.96	$17.65	$13.36	$12.13	$10.57

Income (loss) from investment operations:
Net investment loss[2]	(0.05)	(0.14)	(0.17)	(0.10)	(0.11)[3]	(0.15)
Net realized and unrealized gain (loss)	(0.52)	1.69	1.26	4.39	1.34	1.71

Total from investment operations	(0.57)	1.55	1.09	4.29	1.23	1.56

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(0.72)	(1.77)	(0.78)	0.00	0.00	0.00

Net asset value, end of period	$16.45	$17.74	$17.96	$17.65	$13.36	$12.13

Total Return, at Net Asset Value[4]	(3.37)%	9.56%	6.56%	32.11%	10.14%	14.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$440,091	$412,169	$293,373	$279,705	$213,421	$147,699

Average net assets (in thousands)	$424,031	$340,390	$297,183	$239,530	$174,851	$132,902

Ratios to average net assets:[5]
Net investment loss	(0.60)%	(0.77)%	(0.97)%	(0.68)%	(0.87)%[3]	(1.23)%
Expenses excluding specific expenses listed below	1.31%	1.32%	1.39%	1.47%	1.51%	1.54%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.31%	1.32%	1.39%	1.47%	1.51%	1.54%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.31%	1.32%	1.39%	1.47%	1.48%	1.54%

Portfolio turnover rate	55%	91%	116%	89%	76%	99%

18        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.03 and 0.20%, respectively, resulting from a special dividend from TransDigm Group, Inc. in October 2012.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	1.31%
Year Ended October 30, 2015	1.32%
Year Ended October 31, 2014	1.39%
Year Ended October 31, 2013	1.47%
Year Ended October 31, 2012	1.51%
Year Ended October 31, 2011	1.54%

See accompanying Notes to Financial Statements.

19        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended April 29, 2016 (Unaudited)[1]	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$15.19	$15.74	$15.70	$11.99	$10.97	$9.63

Income (loss) from investment operations:
Net investment loss[2]	(0.09)	(0.23)	(0.28)	(0.20)	(0.20)[3]	(0.22)
Net realized and unrealized gain (loss)	(0.45)	1.45	1.10	3.91	1.22	1.56

Total from investment operations	(0.54)	1.22	0.82	3.71	1.02	1.34

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(0.72)	(1.77)	(0.78)	0.00	0.00	0.00

Net asset value, end of period	$13.93	$15.19	$15.74	$15.70	$11.99	$10.97

Total Return, at Net Asset Value[4]	(3.68)%	8.74%	5.62%	30.94%	9.30%	13.92%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,252	$13,272	$14,021	$18,329	$18,520	$16,113

Average net assets (in thousands)	$11,833	$13,389	$16,260	$17,710	$17,369	$15,321

Ratios to average net assets:[5]
Net investment loss	(1.37)%	(1.52)%	(1.84)%	(1.50)%	(1.72)%[3]	(2.02)%
Expenses excluding specific expenses listed below	2.07%	2.08%	2.28%	2.51%	2.54%	2.58%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	2.07%	2.08%	2.28%	2.51%	2.54%	2.58%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.07%	2.08%	2.27%	2.31%	2.32%	2.34%

Portfolio turnover rate	55%	91%	116%	89%	76%	99%

20        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.03 and 0.20%, respectively, resulting from a special dividend from TransDigm Group, Inc. in October 2012.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	2.07%
Year Ended October 30, 2015	2.08%
Year Ended October 31, 2014	2.28%
Year Ended October 31, 2013.	2.51%
Year Ended October 31, 2012	2.54%
Year Ended October 31, 2011	2.58%

See accompanying Notes to Financial Statements.

21        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended April 29, 2016 (Unaudited)[1]	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$15.30	$15.83	$15.78	$12.04	$11.02	$9.67

Income (loss) from investment operations:
Net investment loss[2]	(0.09)	(0.23)	(0.27)	(0.20)	(0.20)[3]	(0.22)
Net realized and unrealized gain (loss)	(0.46)	1.47	1.10	3.94	1.22	1.57

Total from investment operations	(0.55)	1.24	0.83	3.74	1.02	1.35

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(0.72)	(1.77)	(0.78)	0.00	0.00	0.00

Net asset value, end of period	$14.03	$15.30	$15.83	$15.78	$12.04	$11.02

Total Return, at Net Asset Value[4]	(3.72)%	8.82%	5.66%	31.06%	9.26%	13.96%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$120,283	$114,735	$81,856	$76,999	$52,465	$40,485

Average net assets (in thousands)	$118,022	$94,159	$82,724	$61,583	$47,571	$35,471

Ratios to average net assets:[5]
Net investment loss	(1.36)%	(1.52)%	(1.74)%	(1.48)%	(1.70)%[3]	(1.99)%
Expenses excluding specific expenses listed below	2.06%	2.08%	2.17%	2.25%	2.31%	2.34%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	2.06%	2.08%	2.17%	2.25%	2.31%	2.34%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.06%	2.08%	2.17%	2.25%	2.29%	2.30%

Portfolio turnover rate	55%	91%	116%	89%	76%	99%

22        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.03 and 0.20%, respectively, resulting from a special dividend from TransDigm Group, Inc. in October 2012.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	2.06%
Year Ended October 30, 2015	2.08%
Year Ended October 31, 2014	2.17%
Year Ended October 31, 2013	2.25%
Year Ended October 31, 2012	2.31%
Year Ended October 31, 2011	2.34%

See accompanying Notes to Financial Statements.

23        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended April 29, 2016 (Unaudited)[1]	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Period Ended October 31, 2013[2]

Per Share Operating Data
Net asset value, beginning of period	$19.57	$19.55	$19.06	$15.41

Income (loss) from investment operations:
Net investment loss[3]	(0.02)	(0.06)	(0.09)	(0.03)
Net realized and unrealized gain (loss)	(0.57)	1.85	1.36	3.68

Total from investment operations	(0.59)	1.79	1.27	3.65

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(0.72)	(1.77)	(0.78)	0.00

Net asset value, end of period	$18.26	$19.57	$19.55	$19.06

Total Return, at Net Asset Value[4]	(3.15)%	10.06%	7.04%	23.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,128	$18,690	$12,646	$13,435

Average net assets (in thousands)	$20,945	$15,598	$13,617	$9,864

Ratios to average net assets:[5]
Net investment loss	(0.18)%	(0.33)%	(0.48)%	(0.24)%
Expenses excluding specific expenses listed below	0.87%	0.89%	0.91%	0.92%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	0.87%	0.89%	0.91%	0.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.87%	0.89%	0.91%	0.92%

Portfolio turnover rate	55%	91%	116%	89%

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from February 28, 2013 (inception of offering) to October 31, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	0.87%
Year Ended October 30, 2015	0.89%
Year Ended October 31, 2014	0.91%
Period Ended October 31, 2013	0.92%

See accompanying Notes to Financial Statements.

24        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Class R	Six Months Ended April 29, 2016 (Unaudited)[1]	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$16.85	$17.18	$16.97	$12.88	$11.73	$10.24

Income (loss) from investment operations:
Net investment loss[2]	(0.07)	(0.17)	(0.21)	(0.14)	(0.15)[3]	(0.17)
Net realized and unrealized gain (loss)	(0.50)	1.61	1.20	4.23	1.30	1.66

Total from investment operations	(0.57)	1.44	0.99	4.09	1.15	1.49

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(0.72)	(1.77)	(0.78)	0.00	0.00	0.00

Net asset value, end of period	$15.56	$16.85	$17.18	$16.97	$12.88	$11.73

Total Return, at Net Asset Value[4]	(3.49)%	9.34%	6.23%	31.76%	9.80%	14.55%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,373	$35,665	$27,241	$27,318	$17,456	$15,818

Average net assets (in thousands)	$33,400	$30,350	$28,141	$21,570	$16,529	$15,322

Ratios to average net assets:[5]
Net investment loss	(0.85)%	(1.02)%	(1.23)%	(0.99)%	(1.19)%[3]	(1.47)%
Expenses excluding specific expenses listed below	1.56%	1.58%	1.66%	1.77%	1.82%	1.82%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.56%	1.58%	1.66%	1.77%	1.82%	1.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.56%	1.58%	1.66%	1.76%	1.78%	1.79%

Portfolio turnover rate	55%	91%	116%	89%	76%	99%

25        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.03 and 0.20%, respectively, resulting from a special dividend from TransDigm Group, Inc. in October 2012.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	1.56%
Year Ended October 30, 2015	1.58%
Year Ended October 31, 2014	1.66%
Year Ended October 31, 2013	1.77%
Year Ended October 31, 2012	1.82%
Year Ended October 31, 2011	1.82%

See accompanying Notes to Financial Statements.

26        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Class Y	Six Months Ended April 29, 2016 (Unaudited)[1]	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$19.45	$19.48	$19.03	$14.35	$12.97	$11.23

Income (loss) from investment operations:
Net investment loss[2]	(0.03)	(0.10)	(0.13)	(0.03)	(0.05)[3]	(0.09)
Net realized and unrealizedgain (loss)	(0.58)	1.84	1.36	4.71	1.43	1.83

Total from investment operations	(0.61)	1.74	1.23	4.68	1.38	1.74

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(0.72)	(1.77)	(0.78)	0.00	0.00	0.00

Net asset value, end of period	$18.12	$19.45	$19.48	$19.03	$14.35	$12.97

Total Return, at Net Asset Value[4]	(3.22)%	9.82%	6.84%	32.61%	10.64%	15.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$149,888	$117,152	$40,829	$19,340	$34,157	$17,197

Average net assets (in thousands)	$139,700	$53,645	$42,835	$24,569	$24,900	$13,251

Ratios to average net assets:[5]
Net investment loss	(0.35)%	(0.52)%	(0.70)%	(0.21)%	(0.39)%[3]	(0.72)%
Expenses excluding specific expenses listed below	1.06%	1.08%	1.12%	1.05%	1.02%	1.01%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.06%	1.08%	1.12%	1.05%	1.02%	1.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.06%	1.08%	1.12%	1.05%	1.02%	1.01%

Portfolio turnover rate	55%	91%	116%	89%	76%	99%

27        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.03 and 0.20%, respectively, resulting from a special dividend from TransDigm Group, Inc. in October 2012.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	1.06%
Year Ended October 30, 2015	1.08%
Year Ended October 31, 2014	1.12%
Year Ended October 31, 2013	1.05%
Year Ended October 31, 2012	1.02%
Year Ended October 31, 2011	1.01%

See accompanying Notes to Financial Statements.

28        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS April 29, 2016 Unaudited

1. Organization

Oppenheimer Discovery Mid Cap Growth Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub- Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating

29        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex- dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, based on the negative rolling average balance at an average Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also

30        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

2. Significant Accounting Policies (Continued)

enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 30, 2015, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended October 30, 2015, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be $19,215,893 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$ 667,694,624

Gross unrealized appreciation	$ 118,325,761

Gross unrealized depreciation	(6,098,449)

Net unrealized appreciation	$ 112,227,312

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the

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3. Securities Valuation (Continued)

exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker- dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those investment companies which are publicly offered and reported on an exchange as Level 1, and those investment companies which are not publicly offered are not assigned a level, without consideration as to the classification level of the specific investments held by those investment companies.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

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3. Securities Valuation (Continued)

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$167,373,981	$—	$—	$167,373,981
Consumer Staples	45,435,549	—	—	45,435,549
Energy	24,944,425	—	—	24,944,425
Financials	74,091,751	—	—	74,091,751
Health Care	101,690,191	—	—	101,690,191
Industrials	153,473,523	—	—	153,473,523
Information Technology	148,410,173	—	—	148,410,173
Materials	40,948,757	—	—	40,948,757
Investment Company	23,553,585	—	—	23,553,585

Total Assets	$779,921,935	$—	$—	$779,921,935

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price

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5. Market Risk Factors (Continued)

typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 29, 2016[1]		Year Ended October 30, 2015[1]
	Shares	Amount	Shares	Amount
Class A
Sold	6,982,469	$115,029,062	9,881,151	$176,697,572
Dividends and/or distributions reinvested	999,896	16,858,250	1,734,159	28,110,720
Redeemed	(4,454,383)	(71,533,423)	(4,718,761)	(82,866,541)

Net increase	3,527,982	$60,353,889	6,896,549	$121,941,751

Class B
Sold	80,726	$1,112,464	202,717	$3,150,260
Dividends and/or distributions reinvested	41,591	596,006	105,378	1,472,122
Redeemed	(188,092)	(2,632,586)	(325,305)	(4,944,756)

Net decrease	(65,775)	$(924,116)	(17,210)	$(322,374)

Class C
Sold	2,284,651	$32,459,139	2,951,059	$45,438,735
Dividends and/or distributions reinvested	380,181	5,486,016	629,529	8,857,476
Redeemed	(1,592,061)	(21,900,875)	(1,249,040)	(19,174,978)

Net increase	1,072,771	$16,044,280	2,331,548	$35,121,233

Class I
Sold	781,336	$13,944,852	381,931	$7,444,814
Dividends and/or distributions reinvested	37,285	696,853	63,400	1,129,148
Redeemed	(123,232)	(2,203,319)	(137,181)	(2,662,365)

Net increase	695,389	$12,438,386	308,150	$5,911,597

Class R
Sold	538,126	$8,288,251	862,539	$14,749,819
Dividends and/or distributions reinvested	85,114	1,360,104	174,549	2,693,289
Redeemed	(467,260)	(7,400,283)	(505,595)	(8,436,950)

Net increase	155,980	$2,248,072	531,493	$9,006,158

Class Y
Sold	5,384,921	$97,099,984	4,542,248	$87,928,592
Dividends and/or distributions reinvested	229,403	4,257,716	204,147	3,619,533
Redeemed	(3,365,762)	(59,101,006)	(819,783)	(15,746,344)

Net increase	2,248,562	$42,256,694	3,926,612	$75,801,781

1. April 29, 2016 and October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2.

37        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$487,439,329	$399,860,858

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.90%
Next $200 million	0.85
Next $200 million	0.80
Over $600 million	0.75

The Fund’s effective management fee for the reporting period was 0.83% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active

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8. Fees and Other Transactions with Affiliates (Continued)

Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	983
Accumulated Liability as of April 29, 2016	6,768

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans

39        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
April 29, 2016	$218,885	$1,847	$6,685	$9,950	$3

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $15,932 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were

40        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

10. Pending Litigation (Continued)

not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

41        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

42        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Discovery Mid Cap Growth Fund	12/3/15	0.0%	62.5%	37.5%

43        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Trustee and Officers

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

Beth Ann Brown, Trustee

Matthew P. Fink, Trustee

Edmund P. Giambastiani, Jr., Trustee

Elizabeth Krentzman, Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Joanne Pace, Trustee

Daniel Vandivort, Trustee

Arthur P. Steinmetz, Trustee, President and Principal Executive Officer

Ronald J. Zibelli Jr., Vice President

Justin Livengood, Vice President

Cynthia Lo Bessette, Secretary and Chief Legal Officer

Jennifer Sexton, Vice President and Chief Business Officer

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money

Laundering Officer

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All Rights reserved.

44        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

45        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

46        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

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47        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0721.001.0415 June 24, 2016

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/29/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Discovery Mid Cap Growth Fund

By:	/s/ Arthur P. Steinmetz

Arthur P. Steinmetz
Principal Executive Officer
Date:	6/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz

Arthur P. Steinmetz
Principal Executive Officer
Date:	6/15/2016

By:	/s/ Brian S. Petersen

Brian S. Petersen
Principal Financial Officer
Date:	6/15/2016